Impact of the COVID-19	12 Months Ended
Dec. 31, 2021
Impact of the COVID-19
Impact of the COVID-19

24.Impact of the COVID-19

Following temporary closure in early 2020 caused by the outbreak of novel Coronavirus (“COVID-19”), the majority of the Group’s third-party manufacturers, suppliers and other service partners have gradually resumed normal operations since the second quarter of 2020. In 2021, the Group’s manufacturing plants gradually recovered its production capacity, and the Group has not experienced significant supply chain constraints nor significant increases in supply costs as a result of the pandemic. However, uncertainties remain due to the emerging new variants, and the Group’s operations may be adversely affected by the restrictive measures to be imposed in the future. For example, in early 2022, the Omicron variant of COVID-19 made its presence felt in China, especially in Jilin Province, Shenzhen and Shanghai where strict lockdowns were imposed. Due to the restrictive measures implemented in these regions to curb COVID-19 cases, some retail outlets were closed and the production activities of some of suppliers were adversely affected, which in turn adversely affected the Group’s sales volume and production during the lockdown period.

Given the uncertainty in the rapid changing market and economic conditions related to the COVID-19 pandemic globally, the Company will pay close attention to the development of the COVID-19 outbreak and continue to evaluate the nature and extent of the impact to the Group’s financial condition.